March 3, 1998



SECURITIES AND EXCHANGE COMMISSION
450 5th Street, N.W.
Washington, D.C.  20549

         Re:      Tsunami Capital Corporation
                  SEC File No. 33-8066-D


Gentlemen:

         We have read and agree with the comments in Item 4 of Amendment No. 1 to the Current Report on Form 8-K of the above-named registrant Tsunami Capital Corporation, dated March 3, 1998

                                        Very truly yours,

                                        EVERS & COMPANY, LTD.


                                        By:  \s\ Joseph Evers
                                             --------------------------
                                             Joseph Evers